UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

                                  June 17, 2010
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                                  CYTODYN INC.
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter

         Colorado                  000-49908                 75-3056237
---------------------------     ---------------     ---------------------------
State or Other Jurisdiction     Commission File     IRS Employer Identification
     of Incorporation               Number                    Number


                  1511 Third Street, Santa Fe, New Mexico 87505
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                 (505) 988-5520
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                                 Not applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS FOR CERTAIN OFFICERS.

     (d)(1) On June 10, 2010, the Company's Board elected Kenneth J. Van Ness to fill the vacancy on the Board of Directors conditional upon a background check. On June 17, 2010 Mr. VanNess's background check was approved.

        (2) There were no arrangements or understandings between Mr. Van Ness and any other persons pursuant to which he was selected as a director.

        (3) Mr. Van Ness is expected to be added to the Compensation Committee and he may be added to the Audit Committee, but a final decision has not been made on the Audit Committee.

        (4) Mr. Van Ness has not been involved in any material transactions with the Company in the past and there are no currently proposed material transactions between Mr. Van Ness and the Company.

        (5) Mr. Van Ness is expected to receive stock options on the same basis as the other members of the Board of Directors.

ITEM 7.01   REGULATION FD DISCLOSURE.

     The Company issued a press release on June 10, 2010 (attached hereto as Exhibit 99) regarding the election of Kenneth J. Van Ness to the Company's Board of Directors.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

     Exhibit 99 Press Release regarding the election of Kenneth J. Van Ness to the Company's Board of Directors

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CYTODYN INC.



Date:  June 18, 2010                         By: /s/ Allen D. Allen
                                                ----------------------------
                                                Allen D. Allen
                                                President and CEO